UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report	February 24, 2006
(Date of earliest event reported)	February 24, 2006

Landmark Bancorp, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-20878	43-1930755
(Commission File Number)	(I.R.S. Employer Identification Number)

800 Poyntz Avenue, Manhattan, Kansas	66502
(Address of principal executive offices)	(Zip Code)

(785)  565-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Acquisition or Disposition of Assets

Effective Sunday, January 1, 2006, Landmark Bancorp, Inc. (“Landmark”), the bank holding company of Landmark National Bank, completed its acquisition of First Manhattan Bancorporation, Inc. (“First Manhattan”) through the merger of Manhattan Acquisition Corporation, a wholly owned subsidiary of Landmark, into First Manhattan.  In connection with the acquisition, First Savings Bank, F.S.B., was merged with and into Landmark National Bank.

In the transaction, First Manhattan’s shareholders received $12.9 million in cash for the issued and outstanding shares of First Manhattan common stock.  The terms of the merger are contained in the Agreement and Plan of Merger, which was filed with the Securities and Exchange Commission in Landmark’s Form 8-K dated September 9, 2005.

On January 5, 2006, Landmark filed a Form 8-K disclosing the completion of the Merger.  This current report on Form 8-K/A amends the Form 8-K of January 5, 2006, to provide under Item 9.01 the financial statements of First Manhattan and pro forma financial information required to be included in this report.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)           Financial Statements of Business Acquired.

(i) The audited condensed consolidated financial statements of First Manhattan Bancorporation, Inc. as of and for the year ended December 31, 2004 and 2003 are included on pages 3 and 4.

(ii) The unaudited condensed consolidated financial statements of First Manhattan Bancorporation, Inc. as of September 30, 2005 and for the nine months ended September 30, 2005 and September 30, 2004 are included on pages 5 and 6.

(b)           Pro Forma Financial Information.

Pro forma financial information for the year ended December 31, 2004 and the nine month period ended September 30, 2005 begins on page 7.

(c)           Exhibits.

Exhibit 23.1                                    Consent of Varney & Associates, CPAs, LLC.

Exhibit 99.1                                    Independent Auditors’ Report for First Manhattan

  Bancorporation, Inc. and related notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDMARK BANCORP, INC.

Dated: February 24, 2006	By:	/s/ Mark A. Herpich
Mark A. Herpich
Vice President, Secretary, Treasurer
and Chief Financial Officer

First Manhattan Bancorporation, Inc.

Condensed Consolidated Balance Sheets (audited)

(in thousands)

	December 31, 2004	December 31, 2003
ASSETS
Cash and cash equivalents	$4,190	$10,891
Investment securities	14,096	15,147
Loans receivable, net	105,287	88,018
Premises and equipment, net	2,630	2,711
Other assets	1,802	1,990
Total assets	$128,005	$118,757

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Deposits	$105,277	$100,433
Federal Home Loan Bank advances and other borrowings	16,369	12,632
Other liabilities	1,723	1,670
Total liabilities	123,369	114,735

Stockholders’ equity:
Common stock	78	78
Paid in capital	99	99
Retained earnings	6,576	5,962
Treasury stock, at cost	(2,117)	(2,117)
Totoal stockholders’ equity	4,636	4,022

Total liabilities and stockholders’ equity	$128,005	$118,757

First Manhattan Bancorporation, Inc.

Condensed Consolidated Statements of Earnings (audited)

(in thousands)

	Years ended December 31,
	2004	2003

Interest income
Loans and fees on loans	$5,804	$5,880
Investment securities and other	475	673
Total interest income	6,279	6,553

Interest expense
Deposits	1,567	1,836
Federal Home Loan Bank advances and other borrowings	605	588
Total interest expense	2,172	2,424
Net interest income	4,107	4,129

Provision for loan losses	124	1,396
Net interest income after provision for loan losses	3,983	2,733

Non-interest income
Fees and service charges	1,099	1,265
Gain on sales of loans, net	533	1,171
Other	148	147
Total non-interest income	1,780	2,583

Non-interest expense
Compensation and benefits	2,864	3,156
Occupancy and equipment	954	739
Professional fees	169	118
Advertising	142	145
Other	716	869
Total non-interest expense	4,845	5,027
Earnings before income taxes	918	289

Income taxes	209	93
Net earnings	$709	$196

First Manhattan Bancorporation, Inc.

Condensed Consolidated Balance Sheet (unaudited)

(in thousands)

September 30, 2005
ASSETS
Cash and cash equivalents	$4,204
Investment securities	12,606
Loans receivable, net	110,629
Premises and equipment, net	2,336
Other assets	2,655
Total assets	$132,430

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Deposits	$110,822
Federal Home Loan Bank advances and other borrowings	14,306
Other liabilities	1,801
Total liabilities	126,929

Stockholders’ equity:
Common stock	78
Paid in capital	99
Retained earnings	7,441
Treasury stock, at cost	(2,117)
Totoal stockholders’ equity	5,501

Total liabilities and stockholders’ equity	$132,430

First Manhattan Bancorporation, Inc.

Condensed Consolidated Statements of Earnings (unaudited)

(in thousands)

	For the nine months ended
	September 30, 2005	September 30, 2004

Interest income
Loans and fees on loans	$5,064	$4,257
Investment securities and other	309	365
Total interest income	5,373	4,622

Interest expense
Deposits	1,463	1,147
Federal Home Loan Bank advances and other borrowings	571	437
Total interest expense	2,034	1,584
Net interest income	3,339	3,038

Provision for loan losses	29	103
Net interest income after provision for loan losses	3,310	2,935

Non-interest income
Fees and service charges	877	842
Gain on sales of loans, net	499	431
Other	99	64
Total non-interest income	1,475	1,337

Non-interest expense
Compensation and benefits	1,971	2,236
Occupancy and equipment	726	761
Professional fees	142	74
Advertising	89	105
Other	711	415
Total non-interest expense	3,639	3,591
Earnings before income taxes	1,146	681

Income taxes	266	154
Net earnings	$880	$527

Unaudited Pro Forma Condensed

Combined Financial Information

The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2005 is based on the unaudited historical consolidated balance sheet of Landmark and First Manhattan as of that date assuming that the Merger consummated on January 1, 2006 had occurred on September 30, 2005.

The following unaudited pro forma condensed consolidated statements of earnings for the nine months ended September 30, 2005 and the year ended December 31, 2004 reflect the combination of Landmark and First Manhattan as if the purchase had occurred at the beginning of the respective periods.  The unaudited condensed consolidated statements of earnings give effect to the purchase accounting adjustments recognized in the transaction.

These pro forma financial statements should be read in conjunction with the historical consolidated financial statements and related notes of Landmark Bancorp, Inc. in Landmark’s December 31, 2004 Form 10-K, and in conjunction with the historical consolidated financial statements of First Manahttan and related notes included herein.

Goodwill and core deposit intangible recognized with respect to the merger were approximately $8.0 million.  Core deposit intangible will be amortized from the acquisition date on an accelerated method using a 10-year amortization period.  In the opinion of Landmark’s management, the estimates used in the preparation of these financial statements are reasonable under the circumstances.

The combined company expects to achieve annualized benefits from the Merger including operating cost savings and revenue enhancements totaling approximately $1,200,000.  These pro forma financial statements do not reflect any potential cost savings or revenue enhancements that are expected to result from the combination of operations of Landmark and First Manhattan.  No assurance can be given with respect to the ultimate level of cost savings and revenue enhancements to be realized.  As a result, these pro forma financial statements are not necessarily indicative of either the results of operations or financial condition that would have been achieved had the Merger in fact occurred on the dates indicated, nor do they purport to be indicative of results of operations or financial condition that may be achieved in the future by the combined company.

Landmark Bancorp, Inc.

Pro Forma Condensed Consolidated Balance Sheet (unaudited)

(in thousands)

	As of September 30, 2005
	Landmark Historical	First Manhattan Historical	Pro Forma Adjustments		Pro Forma Consolidated
ASSETS
Cash and cash equivalents	$7,835	$4,204	$—		$12,039
Investment securities	145,975	12,606	(1	)A	158,580
Loans receivable, net	270,979	110,629	(405	)B	381,203
Premises and equipment, net	7,685	2,336	1,058	C	11,079
Goodwill	7,652	—	5,386	D	13,038
Other intangibles, net	2,550	—	2,577	D	5,127
Other assets	8,560	2,655	455	E	11,670
Total assets	$451,236	$132,430	$9,070		$592,736

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Deposits	$329,013	$110,822	$305	F	$440,140
Federal Home Loan Bank advances and other borrowings	73,850	14,306	13,048	G	101,204
Other liabilities	4,471	1,801	1,218	H	7,490
Total liabilities	407,334	126,929	14,571		548,834

Stockholders’ equity	43,902	5,501	(5,501	)I	43,902

Total liabilities and stockholders’ equity	$451,236	$132,430	$9,070		$592,736

See accompanying notes to the pro forma condensed consolidated balance sheet.

Notes to Pro Forma

Condensed Consolidated Balance Sheet (unaudited)

Adjustments made in the preparation of the unaudited pro forma condensed consolidated balance sheet are as follows:

A.	Adjustment to record acquired held-to-maturity investment securities at estimated fair value and reclassify to available-for-sale.

B.	Adjustment to record acquired loans at estimated fair value.

C.	Adjustment to record acquired premises and equipment at estimated fair value.

D.	Adjustment to record goodwill and core deposit intangible.

E.	Adjustment to record (i) deferred taxes on the purchase accounting adjustments and (ii) the elimination of First Manhattan’s $1.2 million valuation allowance on net operating loss carryforwards.

F.	Adjustment to record acquired deposits at estimated fair value.

G.	Adjustment to record (i) the issuance of additional borrowings used to finance the acquisition price of $12.846 million and (ii) acquired borrowings at fair value.

H.	Adjustment to record other merger-related liabilities relating primarily to severance costs and penalties associated with terminating data processing contracts.

I.	Adjustment to eliminate the stockholders’ equity of First Manhattan.

Landmark Bancorp, Inc.

Pro Forma Condensed Consolidated Statements of Earnings (unaudited)

(in thousands, except per share data)

	For the nine months ended September 30, 2005
	Landmark Historical	First Manhattan Historical	Pro Forma Adjustments		Pro Forma Consolidated

Interest income
Loans and fees on loans	$12,822	$5,064	$(84	) A	$17,802
Investment securities and other	3,497	309	86	A	3,892
Total interest income	16,319	5,373	2		21,694

Interest expense
Deposits	3,966	1,463	(153	) A	5,276
Federal Home Loan Bank advances and other borrowings	2,654	571	581	B	3,806
Total interest expense	6,620	2,034	428		9,082
Net interest income	9,699	3,339	(426)		12,612

Provision for loan losses	325	29	—		354
Net interest income after provision for loan losses	9,374	3,310	(426)		12,258

Non-interest income
Fees and service charges	2,617	877	—		3,494
Gain on sales of loans, net	534	499	—		1,033
Gain on repayments of FHLB borrowings	407	—	—		407
Gain on sales of investments	41	—	—		41
Other	323	99	—		422
Total non-interest income	3,922	1,475	—		5,397

Non-interest expense
Compensation and benefits	4,530	1,971	—		6,501
Occupancy and equipment	1,479	726	—		2,205
Data processing	401	—	—		401
Amortization of intangibles	300	—	351	C	651
Professional fees	249	142	—		391
Advertising	292	89	—		381
Other	1,733	711	—		2,444
Total non-interest expense	8,984	3,639	351		12,974
Earnings before income taxes	4,312	1,146	(777)		4,681

Income taxes	1,326	266	(129	) D	1,463
Net earnings	$2,986	$880	$(648)		$3,218

Per share data:
Basic earnings per share	$1.41				$1.52
Weighted average shares of common stock outstanding	2,122,679		—		2,122,679

Diluted earnings per share	$1.40				$1.51
Weighted average shares of common stock and dilutive potential common shares outstanding	2,125,491		—		2,125,491

See accompanying notes to the pro forma condensed consolidated statement of earnings.

	For the year ended December 31, 2004
	Landmark Historical	First Manhattan Historical	Pro Forma Adjustments		Pro Forma Consolidated

Interest income
Loans and fees on loans	$15,673	$5,804	$(112	) A	$21,365
Investment securities and other	4,276	475	104	A	4,855
Total interest income	19,949	6,279	(8)		26,220

Interest expense
Deposits	3,945	1,567	(203	) A	5,309
Federal Home Loan Bank advances and other borrowings	3,055	605	774	B	4,434
Total interest expense	7,000	2,172	571		9,743
Net interest income	12,949	4,107	(579)		16,477

Provision for loan losses	460	124	—		584
Net interest income after provision for loan losses	12,489	3,983	(579)		15,893

Non-interest income
Fees and service charges	3,271	1,099	—		4,370
Gain on sales of loans, net	987	533	—		1,520
Gain on repayments of FHLB borrowings	—	—	—		—
Gain on sales of investments	358	—	—		358
Other	509	148	—		657
Total non-interest income	5,125	1,780	—		6,905

Non-interest expense
Compensation and benefits	5,844	2,864	—		8,708
Occupancy and equipment	1,608	954	—		2,562
Data processing	415	—	—		415
Amortization of intangibles	375	—	469	C	844
Professional fees	302	169	—		471
Advertising	300	142	—		442
Other	2,509	716	—		3,225
Total non-interest expense	11,353	4,845	469		16,667
Earnings before income taxes	6,261	918	(1,048)		6,131

Income taxes	2,010	209	(257	) D	1,962
Net earnings	$4,251	$709	$(791)		$4,169

Per share data:
Basic earnings per share	$1.96				$1.92
Weighted average shares of common stock outstanding	2,169,612		—		2,169,612

Diluted earnings per share	$1.95				$1.91
Weighted average shares of common stock and dilutive potential common shares outstanding	2,182,729		—		2,182,729

See accompanying notes to the pro forma condensed consolidated statement of earnings.

Notes to Pro Forma

Condensed Consolidated Statements of Earnings (unaudited)

Adjustments made in the preparation of the unaudited pro forma condensed consolidated statement of earnings are as follows:

A.

Adjustment to reflect the amortization of purchase accounting adjustments based on the average lives of the corresponding assets and liabilities as yield adjustments. The expected average lives are as follows: investment securities - 12 months; loans receivable - 43 months; and deposits - 18 months.

B.

Adjustment to reflect (i) the increase in interest expense on new borrowings used fund the acquisition and (ii) the amortization of purchase accounting adjustments based on the 70 month remaining life of First Manhattan’s Federal Home Loan Bank advance.

C.	Adjustment to reflect the amortization of the core deposit intangible recognized in the acquisition over the estimated 10-year period of benefit on an accelerated method.

D.

Adjustment to reflect (i) tax expense on pro forma income statement adjustments at the statutory tax rate of 37% and (ii) additional tax expense to increase First Manhattan’s historical tax expense to 37%.